[LOGO] PIONEER
                                                                  INVESTMENTS(R)


PIONEER
EQUITY INCOME
FUND


ANNUAL REPORT 10/31/01

TABLE OF CONTENTS

Letter to Shareowners                                                 1


Portfolio Summary                                                     2


Performance Update                                                    3


Portfolio Management Discussion                                       7


Schedule of Investments                                              11


Financial Statements                                                 17


Notes to Financial Statements                                        24


Report of Independent Public Accountants                             29


Trustees, Officers and Service Providers                             30


The Pioneer Family of Mutual Funds                                   31


Programs and Services for Pioneer Shareowners                        32


Retirement Plans from Pioneer                                        34

PIONEER EQUITY INCOME FUND

LETTER TO SHAREOWNERS


DEAR SHAREOWNERS,

I'm very pleased to be writing to you for the first time in my new role as president of Pioneer. This letter gives me an opportunity to offer a few thoughts as our nation moves to heal itself following the horrifying events of September 11.

Americans have always been a resilient people as evidenced by the tremendous surge of national unity these past two months. You can also see that resilience in the historic capacity of our securities markets to regain their footing after disruptive events. Among other examples, World War II, the Gulf War and the recessions of recent decades all triggered market slumps; each decline was followed by a rebound, rewarding investors who stayed the course.

As 2001 draws to a close, we are probably in the midst of a recession that began with the unwinding of the dot-com mania. The profound psychological impact of the terrorist attacks may extend this slowdown well into next year. But stock prices have historically led the way out of recessions, moving higher as investors shook off immediate concerns to focus on recovery prospects.

The markets may already be anticipating a better business climate, as lower interest rates, lower taxes and government stimulus packages work their way through the economy. A turn for the better in the United States could imply recovery for many foreign economies as well.

Since the 1928 introduction of Pioneer Fund, our flagship fund, we have maintained a singular focus on making sound investment decisions for our shareowners. Today, Pioneer is part of a global financial enterprise, with access to more investment information and resources than at any time in our history - state-of-the-art tools that we use daily to manage our funds with your goals in mind.

For the latest information about Pioneer funds, as well as timely, informative articles on investing, I invite you to visit us at www.pioneerfunds.com. And to review how your portfolio now stands in light of your personal objectives, please contact your financial professional. The value of an advisor is never more evident than in times like these.

Thank you for your continued business. Everyone here at Pioneer truly appreciates it.

Regards,


/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

[SIDENOTE]

PIONEER'S NEW PRESIDENT

Daniel T. Geraci recently joined Pioneer Global Asset Management S.p.A. as Chief Executive Officer and President of Pioneer Investment Management USA Inc., the arm of Pioneer responsible for managing our mutual fund portfolios and U.S. business interests.

Earlier, Mr. Geraci served as a senior executive at Fidelity Investments and at Midland Walwyn Capital of Toronto (now Merrill Lynch Canada). He began his career with E.F. Hutton and Company.

"Serving shareowners' interests has always been Pioneer's core value," Mr. Geraci said. "Today, we are redoubling our efforts to earn our customers' continued confidence as we pass through these challenging times."

PORTFOLIO SUMMARY 10/31/01


PORTFOLIO DIVERSIFICATION

(As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks                                     95.3%
U.S. Convertible Securities                             2.2%
Short-Term Cash Equivalents                             2.5%

SECTOR DISTRIBUTION

(As a percentage of equity holdings)

[CHART]

Financials                       19.1%
Utilities                        16.5%
Energy                           12.0%
Health Care                      11.8%
Communication Services           11.4%
Capital Goods                     8.3%
Consumer Staples                  7.6%
Consumer Cyclicals                4.5%
Basic Materials                   3.5%
Technology                        3.0%
Transportation                    2.3%

10 LARGEST HOLDINGS

(As a percentage of equity holdings)

 1. ChevronTexaco Corp.            5.02%
 2. SBC Communications, Inc.       3.70
 3. Exxon Mobil Corp.              3.49
 4. Schering-Plough Corp.          3.28
 5. Verizon Communications         3.14
 6. Abbott Laboratories            2.64
 7. Fifth Third Bancorp            2.61
 8. Duke Energy Corp.              2.46
 9. Paccar, Inc.                   2.29
10. IBM Corp.                      2.19

Fund holdings will vary for other periods.

PERFORMANCE UPDATE 10/31/01                                       CLASS A SHARES



SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    10/31/01       10/31/00
                             $24.28         $29.55
 DISTRIBUTIONS PER SHARE        INCOME         SHORT-TERM       LONG-TERM
 (10/31/00-10/31/01)++         DIVIDENDS      CAPITAL GAINS    CAPITAL GAINS
                                $0.445           -                 $2.291

++   The Fund also paid non-taxable distributions of $0.031 per share.


INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity Income Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.

 AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 2001)

             NET ASSET   PUBLIC OFFERING
PERIOD         VALUE         PRICE*
10 Years       12.51%        11.84%
5 Years        10.82          9.52
1 Year         -9.21        -14.42

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

GROWTH OF $10,000
[CHART]

                                                                   STANDARD & POOR'S
                              PIONEER EQUITY INCOME FUND*              500 INDEX
10/31/91                                 $9,425                         $10,000
                                        $10,982                         $10,993
10/31/93                                $13,257                         $12,629
                                        $13,269                         $13,119
10/31/95                                $15,858                         $16,579
                                        $18,320                         $20,560
10/31/97                                $23,889                         $27,162
                                        $28,354                         $33,134
10/31/99                                $31,546                         $41,625
                                        $33,724                         $44,106
10/31/01                                $30,618                         $33,112

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 10/31/01                                       CLASS B SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    10/31/01       10/31/00
                              $24.14         $29.37
DISTRIBUTIONS PER SHARE       INCOME         SHORT-TERM       LONG-TERM
(10/31/00-10/31/01)++        DIVIDENDS      CAPITAL GAINS    CAPITAL GAINS
                              $0.225              -           $2.291

++   The Fund also paid non-taxable distributions of $0.031 per share.


INVESTMENT RETURNS
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity Income Fund, compared to the growth of the Standard & Poor's 500 Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 2001)

                 IF         IF
PERIOD          HELD     REDEEMED*
Life-of-Class  11.73%     11.73%
(4/4/94)
5 Years         9.97       9.83
1 Year         -9.90     -13.19

*  Reflects deduction of the maximum applicable contingent deferred sales charge
   (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

GROWTH OF $10,000+

[CHART]

                 PIONEER EQUITY            STANDARD & POOR'S
                  INCOME FUND*                500 INDEX
  4/4/1994             $10,000                  $10,000
                       $10,343                  $10,273
                       $10,593                  $10,922
                       $11,036                  $12,065
10/31/1995             $12,568                  $13,802
                       $13,854                  $15,698
                       $14,416                  $17,116
                       $15,853                  $19,641
10/31/1997             $18,646                  $22,613
                       $22,009                  $27,694
                       $21,971                  $27,585
                       $24,529                  $33,732
10/31/1999             $24,263                  $34,653
                       $23,061                  $37,135
                       $25,728                  $36,719
                       $25,947                  $32,294
10/31/2001             $23,181                  $27,566


+ Index comparison begins on 4/30/94. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 10/31/01                                       CLASS C SHARES


SHARE PRICES AND DISTRIBUTIONS


NET ASSET VALUE
PER SHARE                    10/31/01       10/31/00
                              $24.08         $29.32
DISTRIBUTIONS PER SHARE         INCOME         SHORT-TERM       LONG-TERM
(10/31/00-10/31/01)++         DIVIDENDS      CAPITAL GAINS    CAPITAL GAINS
                                 $0.208           -                 $2.291

++   The Fund also paid non-taxable distributions of $0.031 per share.


INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity Income Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 2001)

             NET ASSET  PUBLIC OFFERING
PERIOD         VALUE     PRICE/CDSC*
Life-of-Class   9.53%      9.34%
(1/31/96)
5 Years         9.89       9.68
1 Year        -10.02     -10.93

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.

GROWTH OF $10,000

[CHART]

                       PIONEER         STANDARD &
                    EQUITY INCOME        POOR'S
                        FUND*         500 INDEX
 1/31/1996             $9,900          $10,000
                      $10,030          $10,340
                      $10,427          $11,274
                      $11,463          $12,937
10/31/1997            $13,484          $14,894
                      $15,911          $18,241
                      $15,884          $18,169
                      $17,727          $22,218
10/31/1999            $17,529          $22,825
                      $16,643          $24,459
                      $18,571          $24,185
                      $18,718          $21,271
10/31/2001            $16,711          $18,157

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 10/31/01                                       CLASS Y SHARES


SHARE PRICES AND DISTRIBUTIONS


NET ASSET VALUE
PER SHARE                    10/31/01       10/31/00
                              $24.33         $29.59
DISTRIBUTIONS PER SHARE        INCOME         SHORT-TERM       LONG-TERM
(10/31/00-10/31/01)++         DIVIDENDS      CAPITAL GAINS    CAPITAL GAINS
                               $0.520           -                 $2.291

++   The Fund also paid non-taxable distributions of $0.031 per share.

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity Income Fund, compared to the growth of the Standard & Poor's 500 Index.

AVERAGE ANNUAL TOTAL RETURNS*
(As of October 31, 2001)

                   IF      IF
PERIOD           HELD  REDEEMED
Life-of-Class    2.19%    2.19%
(7/2/98)
1 Year          -8.89    -8.89

*    Assumes reinvestment of distributions.

GROWTH OF $10,000+

[CHART]

                     PIONEER         STANDARD &
                  EQUITY INCOME        POOR'S
                      FUND*           500 INDEX
  7/2/1998           $10,000          $10,000
                      $9,680           $9,788
10/31/1998            $9,841           $9,635
                     $10,366          $11,259
                     $11,045          $11,783
                     $11,060          $11,761
10/31/1999           $10,990          $12,105
                     $10,307          $12,420
                     $10,506          $12,971
                     $10,667          $12,815
10/31/2000           $11,796          $12,826
                     $11,927          $12,294
                     $11,958          $11,280
                     $11,708          $10,970
10/31/2001           $10,748           $9,629

+ Index comparison begins 7/31/98. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO MANAGEMENT DISCUSSION 10/31/01

In the following discussion, John Carey gives an overview of the market environment and Pioneer Equity Income Fund's performance over the past year.

Q:   CAN YOU DISCUSS THE RESULTS OF THE FUND OVER THE PAST YEAR?

A: The twelfth fiscal year for Pioneer Equity Income Fund concluded on October 31, 2001. It was a difficult year in the stock market. The Standard & Poor's 500 Index declined 24.93% for the twelve months ended October 31. Class A shares of Pioneer Equity Income Fund declined by 9.21%, at net asset value, over the same period. The average equity income fund in the universe measured by Lipper fell 10.91%. (Lipper, Inc. is an independent firm that measures mutual fund performance.)

     Thus, our Fund achieved better results than the average fund in its category and also performed better than the broad market as measured by the S&P. Nevertheless it was a bear-market year, one in which share prices weakened with the economy. Making matters worse, of course, were the terrible events of September 11, namely the attack on the United States that led in its immediate aftermath to sharp drops in consumer, business, and investor confidence.

     As we write, events are still unfolding in the war that has ensued. The stock market has taken significant strides toward recovery as investors have been able to place the recent events in some perspective and re-focus on the underlying fundamentals, which do point to the possibility of strong economic recovery over the next year. But we must state right away that it is just too soon to tell how long the war will last or to what further developments the economy and the stock market will need to adjust. President Bush has prepared us for the prospect of a long conflict, and we shall take that as our guidance in mapping our investment strategy.

Q:   WHAT SPECIFIC FACTORS HELPED OR HURT FUND PERFORMANCE DURING THE PAST YEAR?

A: We were gratified that Pioneer Equity Income Fund held up relatively well during a year that was so rough for the market and many other funds. Surely our focus on conservatively valued, dividend-paying stocks stood us in good stead at a time when the market was very jittery about over-priced stocks. It was a very different market from that of a couple of years ago, when it seemed that only the faintest sign or the merest whiff of sales or earnings growth was enough to send the market into paroxysms of enthusiasm and table-pounding, strong buy recommendations. As it turned out, the so-called New Economy proved quite susceptible after all to some very old business-cycle influences. After their sojourn in the fantasy world of "virtual" companies and "concept" stocks, investors returned to their senses and saw that there were a very great number of emperors in this particular parade without any clothes.

     Throughout the year your Fund did well by being sharply underweighted versus the Standard & Poor's 500 in the startlingly weak technology sector. At October 31, 2001, the Fund showed a commitment of about 3% to that sector, versus more than 17% for the S&P. At the same time we benefited from what we did not own, we also profited from investments we did have, particularly in the capital goods and consumer staples areas. Performance from GORMAN RUPP, a pump maker, and GENERAL DYNAMICS, a defense contractor and commercial aerospace company, was noteworthy among our capital goods companies, and in the consumer staples sector the food companies showed some outstanding performance in the wake of the September 11 events.

     Utilities helped during the earlier part of the year, then trailed more recently as some individual companies reported shortfalls in earnings and investors began to feel that the interest-rate cuts that had helped propel the stocks were winding down. Our consumer cyclicals also flagged; the automobile manufacturers suffered declines in sales and incurred heavy promotional expenses, and the companies dependent on advertising revenues saw businesses cut back on that element of expenditure with the weaker business climate.


Q: WHAT RECENT CHANGES HAVE YOU MADE IN PORTFOLIO HOLDINGS, AND WHAT SHIFTS IN SECTOR WEIGHTINGS CAN YOU ENVISION FOR THE COMING YEAR?

A: Recently we have been moving the portfolio into position to take part fully in the economic rebound we believe will occur in the next year. Accordingly we have increased Fund weightings in basic materials, capital goods, and energy since last year. Additions in recent months include, in basic materials, AIR PRODUCTS AND CHEMICALS, DOW CHEMICAL, and PPG INDUSTRIES (also a chemical company); in capital goods, BOEING; and, in energy, PHILLIPS PETROLEUM. We have also modestly increased our weighting in financial services with our recent additions of MERRILL LYNCH and WASHINGTON MUTUAL.

     Some of the changes in the portfolio have been engineered by the companies themselves through mergers and acquisitions. Chevron and Texaco combined to form CHEVRONTEXACO, and Quaker Oats was bought out by PEPSICO in exchange for PepsiCo stock. Finally, we did sell a few positions in the quarter ended October 31. Buckeye Partners, Enbridge Energy Partners, and Kinder Morgan Energy Partners were publicly traded limited partnerships we had owned for some time, but that we were finding increasingly troublesome from the standpoint of our accounting treatment of their dividend payments. We also sold a position in American International Group, a lower dividend yielding stock we had received in exchange for another of our holdings in a previous period. We likewise sold a small position in Intel after judging that we had attractive investment alternatives.

     In the months and quarters ahead, we shall continue investing for the economic upturn. With our emphasis on companies that pay dividends, we tend to invest in the long-established, more mature companies that have developed the habit and the capability of setting aside the money for dividend payments. Ours is a "total-return" approach, in which we look for a combination of capital appreciation and dividends to provide gains over time to the shareholders in the Fund. Within those guidelines we shall keep looking for the best investment candidates we can identify, in all the principal sectors and industries.

Q:   WHAT ELSE WOULD YOU LIKE TO SAY ABOUT THE OUTLOOK FOR 2002?

A: The trauma we have experienced as a country over these last several months cannot yet be fully assessed. Not since Pearl Harbor have we sustained such an attack on our own territory. In that light, it has been extremely encouraging to us at Pioneer to witness the resilience of the stock market and the fortitude of American investors. We have continued to provide services to our shareowners throughout these difficult months, and it remains our goal to keep providing the level of service you expect. Accordingly we have made many contingency or "back-up" plans so that we will be prepared in the event our country is tested again.

     From an investment point of view, we are also proceeding with extra caution, but the operative word as always for us is "proceeding". That is, we are going about our daily work of studying companies and evaluating their stocks. We are thinking about the stock market and ways to build a winning strategy for our stock investments. We are buying and selling stocks when we believe their prices indicate such actions. We are looking for the dividend yields that can produce the current income you have come to expect with this portfolio. We are staying substantially fully invested in stocks at all times. And we are reminding ourselves every day how fortunate we are to be able to provide investment services to you, our shareowners.

SCHEDULE OF INVESTMENTS 10/31/01

         SHARES                                                                               VALUE
                       CONVERTIBLE PREFERRED STOCKS - 2.2%
                       CONSUMER STAPLES - 0.9%
                       BROADCASTING (CABLE/TELEVISION/RADIO) - 0.9%
        123,000        Cox Communication Inc., 7.0%, 08/16/02                           $  6,396,000
                                                                                        ------------
                       TOTAL CONSUMER STAPLES                                           $  6,396,000
                                                                                        ------------
                       TRANSPORTATION - 1.3%
                       RAILROADS - 1.3%
        123,000        Union Pacific Cap Trust, 6.25%, 4/1/28 (144A)                    $  5,796,375
         84,700        Union Pacific Cap Trust, 6.25%, 4/1/28                              3,991,488
                                                                                        ------------
                       TOTAL TRANSPORTATION                                             $  9,787,863
                                                                                        ------------
                       TOTAL CONVERTIBLE PREFERRED STOCK
                       (Cost $15,543,900)                                               $ 16,183,863
                                                                                        ------------
                       COMMON STOCKS - 95.3%
                       BASIC MATERIALS - 3.5%
                       CHEMICALS - 1.6%
        100,000        Air Products & Chemicals, Inc.                                   $  4,004,000
        105,232        E.I. du Pont de Nemours and Co.                                     4,208,228
        100,000        Dow Chemical Co.                                                    3,325,000
                                                                                        ------------
                                                                                        $ 11,537,228
                                                                                        ------------
                       CHEMICALS (DIVERSIFIED) - 0.7%
        100,000        PPG Industries, Inc.                                             $  4,883,000
                                                                                        ------------
                       IRON & STEEL - 0.8%
        523,405        Roanoke Electric Steel Corp.                                     $  6,228,520
                                                                                        ------------
                       PAPER & FOREST PRODUCTS - 0.4%
        100,000        Mead Corp.                                                       $  2,684,000
                                                                                        ------------
                       TOTAL BASIC MATERIALS                                            $ 25,332,748
                                                                                        ------------
                       CAPITAL GOODS - 8.0%
                       AEROSPACE/DEFENSE - 0.9%
        100,000        Boeing Co.                                                       $  3,260,000
         38,700        General Dynamics Corp.                                              3,157,920
                                                                                        ------------
                                                                                        $  6,417,920
                                                                                        ------------
                       MACHINERY (DIVERSIFIED) - 2.1%
        505,957        Gorman-Rupp Co. +                                                $ 11,637,011
         50,000        Ingersoll-Rand Co.                                                  1,865,000
        150,000        The Timken Co.                                                      2,020,500
                                                                                        ------------
                                                                                        $ 15,522,511
                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.


         SHARES                                                                               VALUE
                       MANUFACTURING (DIVERSIFIED) - 2.3%
         40,000        Illinois Tool Works, Inc.                                        $  2,288,000
        117,800        Johnson Controls, Inc.                                              8,519,296
         30,000        Minnesota Mining & Manufacturing Co.                                3,131,400
         50,000        United Technologies Corp.                                           2,694,500
                                                                                        ------------
                                                                                        $ 16,633,196
                                                                                        ------------
                       MANUFACTURING (SPECIALIZED) - 0.5%
        112,550        Diebold, Inc.                                                    $  4,085,565
                                                                                        ------------
                       TRUCKS & PARTS - 2.2%
        310,500        Paccar, Inc.                                                     $ 16,400,610
                                                                                        ------------
                       TOTAL CAPITAL GOODS                                              $ 59,059,802
                                                                                        ------------
                       COMMUNICATION SERVICES - 11.1%
                       TELECOMMUNICATIONS (LONG DISTANCE) - 1.0%
        372,000        Sprint Corp.                                                     $  7,440,000
                                                                                        ------------
                       TELEPHONE - 10.1%
        184,585        ALLTEL Corp.                                                     $ 10,547,187
        396,400        BellSouth Corp.                                                    14,666,800
        694,669        SBC Communications, Inc.                                           26,473,836
        451,354        Verizon Communications                                             22,481,943
                                                                                        ------------
                                                                                        $ 74,169,766
                                                                                        ------------
                       TOTAL COMMUNICATION SERVICES                                     $ 81,609,766
                                                                                        ------------
                       CONSUMER CYCLICALS - 4.4%
                       AUTOMOBILES - 2.5%
        610,803        Ford Motor Corp.                                                 $  9,803,388
        200,000        General Motors Corp.                                                8,264,000
                                                                                        ------------
                                                                                        $ 18,067,388
                                                                                        ------------
                       PUBLISHING - 1.1%
        160,000        McGraw-Hill Co., Inc.                                            $  8,412,800
                                                                                        ------------
                       PUBLISHING (NEWSPAPERS) - 0.3%
         70,000        Tribune Co.                                                      $  2,114,000
                                                                                        ------------
                       RETAIL (DEPARTMENT STORES) - 0.2%
         41,000        May Department Stores Co.                                        $  1,289,450
                                                                                        ------------
                       SERVICES (ADVERTISING/MARKETING) - 0.3%
        117,800        The Interpublic Group of Companies, Inc.                         $  2,644,610
                                                                                        ------------
                       TOTAL CONSUMER CYCLICALS                                         $ 32,528,248
                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.


         SHARES                                                                               VALUE
                       CONSUMER STAPLES - 6.5%
                       BEVERAGES (NON-ALCOHOLIC) - 1.6%
        236,300        PepsiCo, Inc.                                                    $ 11,510,173
                                                                                        ------------
                       ENTERTAINMENT - 1.4%
        531,200        Cedar Fair, L.P.                                                 $ 10,544,320
                                                                                        ------------
                       FOODS - 3.0%
        130,000        Campbell Soup Co.                                                $  3,671,200
        106,000        General Mills, Inc.                                                 4,867,520
        216,250        H.J. Heinz Co.                                                      9,177,650
        184,000        Sara Lee Corp.                                                      4,101,360
                                                                                        ------------
                                                                                        $ 21,817,730
                                                                                        ------------
                       HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.5%
         66,000        Colgate-Palmolive Co.                                            $  3,796,320
                                                                                        ------------
                       TOTAL CONSUMER STAPLES                                           $ 47,668,543
                                                                                        ------------
                       ENERGY - 11.7%
                       OIL (DOMESTIC INTEGRATED) - 3.4%
        553,305        Conoco, Inc. (Class B)                                           $ 14,219,939
        200,000        Phillips Petroleum Co.                                             10,882,000
                                                                                        ------------
                                                                                        $ 25,101,939
                                                                                        ------------
                       OIL (INTERNATIONAL INTEGRATED) - 8.3%
        405,700        ChevronTexaco Corp.                                              $ 35,924,735
        633,878        Exxon Mobil Corp.                                                  25,006,487
                                                                                        ------------
                                                                                        $ 60,931,222
                                                                                        ------------
                       TOTAL ENERGY                                                     $ 86,033,161
                                                                                        ------------
                       FINANCIALS - 18.6%
                       BANKS (MAJOR REGIONAL) - 6.9%
        330,836        Fifth Third Bancorp                                              $ 18,665,767
        266,600        Mellon Bank Corp.                                                   8,957,760
        264,000        National City Corp.                                                 6,969,600
        329,400        SouthTrust Corp.                                                    7,464,204
        215,662        Wells Fargo Co.                                                     8,518,649
                                                                                        ------------
                                                                                        $ 50,575,980
                                                                                        ------------
                       BANKS (REGIONAL) - 1.2%
        250,000        First Tennessee National Corp.                                   $  8,637,500
                                                                                        ------------
                       INSURANCE (PROPERTY-CASUALTY) - 3.6%
        170,100        Chubb Corp.                                                      $ 11,617,830
        150,000        Safeco Corp.                                                        4,626,000

   The accompanying notes are an integral part of these financial statements.


         SHARES                                                                               VALUE
                       INSURANCE (PROPERTY-CASUALTY) - CONTINUED
        227,800        St. Paul Companies, Inc.                                         $ 10,456,020
                                                                                        ------------
                                                                                        $ 26,699,850
                                                                                        ------------
                       INVESTMENT BANK/BROKERAGE - 1.7%
        175,000        Edwards (A.G.), Inc.                                             $  6,919,500
        130,000        Merrill Lynch & Co., Inc.                                           5,682,300
                                                                                        ------------
                                                                                        $ 12,601,800
                                                                                        ------------
                       INVESTMENT MANAGEMENT - 3.8%
        232,600        Alliance Capital Management L.P.                                 $ 11,083,390
        208,000        Eaton Vance Corp.                                                   5,844,800
        402,000        T. Rowe Price Associates, Inc.                                     11,159,520
                                                                                        ------------
                                                                                        $ 28,087,710
                                                                                        ------------
                       REAL ESTATE - 1.0%
        250,000        Equity Office Properties Trust                                   $  7,125,000
                                                                                        ------------
                       SAVINGS & LOAN COMPANIES - 0.4%
        100,000        Washington Mutual, Inc.                                          $  3,019,000
                                                                                        ------------
                       TOTAL FINANCIALS                                                 $136,746,840
                                                                                        ------------
                       HEALTH CARE - 11.5%
                       HEALTH CARE (DIVERSIFIED) - 5.7%
        356,600        Abbott Laboratories                                              $ 18,892,668
        200,000        Bristol-Myers Squibb Co.                                           10,690,000
        210,000        Johnson & Johnson                                                  12,161,100
                                                                                        ------------
                                                                                        $ 41,743,768
                                                                                        ------------
                       HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 5.4%
         50,000        Eli Lilly & Co.                                                  $  3,825,000
        190,400        Merck & Co., Inc.                                                  12,149,424
        631,600        Schering-Plough Corp.                                              23,482,888
                                                                                        ------------
                                                                                        $ 39,457,312
                                                                                        ------------
                       HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 0.4%
         88,000        Becton, Dickinson & Co.                                          $  3,150,400
                                                                                        ------------
                       TOTAL HEALTH CARE                                                $ 84,351,480
                                                                                        ------------
                       TECHNOLOGY - 2.9%
                       COMPUTER (HARDWARE) - 2.3%
         97,900        Hewlett-Packard Co.                                              $  1,647,657
        145,000        IBM Corp.                                                          15,670,150
                                                                                        ------------
                                                                                        $ 17,317,807
                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.


         SHARES                                                                               VALUE
                       ELECTRONICS (SEMICONDUCTORS) - 0.2%
         50,000        Texas Instruments, Inc.                                          $  1,399,500
                                                                                        ------------
                       PHOTOGRAPHY/IMAGING - 0.4%
        112,000        Eastman Kodak Co.                                                $  2,863,840
                                                                                        ------------
                       TOTAL TECHNOLOGY                                                 $ 21,581,147
                                                                                        ------------
                       TRANSPORTATION - 0.9%
                       RAILROADS - 0.9%
        105,000        Burlington Northern, Inc.                                        $  2,821,350
        143,600        Norfolk Southern Corp.                                              2,405,300
         50,000        Philadelphia Suburban Corp.                                         1,425,000
                                                                                        ------------
                                                                                        $  6,651,650
                                                                                        ------------
                       TOTAL TRANSPORTATION                                             $  6,651,650
                                                                                        ------------
                       UTILITIES - 16.1%
                       ELECTRIC COMPANIES - 10.0%
        296,200        Allegheny Energy, Inc.                                           $ 10,826,110
        235,400        American Electric Power Co., Inc.                                   9,863,260
        636,500        Constellation Energy Group                                         14,238,505
        372,350        DPL, Inc.                                                           8,564,050
        458,000        Duke Energy Corp.                                                  17,591,780
        284,400        Great Plains Energy, Inc.                                           6,785,784
        140,000        NSTAR                                                               5,756,800
                                                                                        ------------
                                                                                        $ 73,626,289
                                                                                        ------------
                       NATURAL GAS - 4.9%
        454,700        KeySpan Energy Corp.                                             $ 15,086,945
        191,200        NICOR, Inc.                                                         7,435,767
        446,600        Questar Corp.                                                       9,825,200
        147,933        Vectren Corp.                                                       3,125,824
                                                                                        ------------
                                                                                        $ 35,473,736
                                                                                        ------------
                       POWER PRODUCERS (INDEPENDENT) - 0.4%
        100,000        Consol Energy Inc.                                               $  2,760,000
                                                                                        ------------
                       WATER UTILITIES - 0.8%
        150,400        American Water Works Co., Inc.                                   $  6,106,240
                                                                                        ------------
                       TOTAL UTILITIES                                                  $117,966,265
                                                                                        ------------
                       TOTAL COMMON STOCKS
                       (Cost $536,739,515)                                              $699,529,650
                                                                                        ------------
                       TOTAL INVESTMENT IN SECURITIES
                       (Cost $552,283,415)                                              $715,713,513
                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

PRINCIPAL
AMOUNT                                                                                        VALUE
                       TEMPORARY CASH INVESTMENT - 2.5%
                       REPURCHASE AGREEMENT - 2.5%
    $18,200,000        Credit Suisse First Boston Group, Inc., 2.54%
                       dated 10/31/01, repurchase price of
                       $18,200,000 plus accrued interest on
                       11/01/01 collateralized by $14,809,000
                       U.S. Treasury Bond, 12.375%, 5/15/04                             $ 18,200,000
                                                                                        ------------
                       TOTAL TEMPORARY CASH INVESTMENT
                       (Cost $18,200,000)                                               $ 18,200,000
                                                                                        ------------
                       TOTAL INVESTMENT IN SECURITIES AND
                       TEMPORARY CASH INVESTMENT - 100.0%
                       (Cost $570,483,415) (a) (b)                                      $733,913,513
                                                                                        ============

*     Non-Income Producing Securities

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2001, the value of theses securities amounted to $5,796,375 or 0.80% of total net assets.

+ Investment held by the fund representing 5% or more of the outstanding voting stock of such company.

(a) At October 31, 2001, the net unrealized gain on investments based on cost for federal income tax purposes of $566,990,537 was as follows:

        Aggregate gross unrealized gain for all investments in
        which there is an excess of value over tax cost              $197,413,766

        Aggregate gross unrealized loss for all investments in
        which there is an excess of tax cost over value               (30,490,790)
                                                                     ------------
        Net unrealized gain                                          $166,922,976
                                                                     ============

(b) As of October 31, 2001, the fund had a capital loss carryforward of $1,369,076 which will expire in 2009 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2001, aggregated $122,030,973 and $144,032,748, respectively.

   The accompanying notes are an integral part of these financial statements.

BALANCE SHEET 10/31/01

ASSETS:
  Investment in securities, at value (including temporary cash
      investment of $18,200,000) (cost $570,483,415)                                   $733,913,513
  Receivables -
      Fund shares sold                                                                    1,600,637
      Dividends and interest                                                              1,685,973
      Collateral for securities loaned, at fair value                                    13,329,200
  Other                                                                                      14,953
                                                                                       ------------
        Total assets                                                                   $750,544,276
                                                                                       ------------
LIABILITIES:
  Payables -
      Fund shares repurchased                                                           $ 1,049,625
      Upon return of securities loaned                                                   13,329,200
  Due to bank                                                                               306,596
  Due to affiliates                                                                         515,354
  Accrued expenses                                                                          135,837
                                                                                       ------------
        Total liabilities                                                              $ 15,336,612
                                                                                       ------------
NET ASSETS:
  Paid-in capital                                                                      $569,653,765
  Accumulated undistributed net investment income                                         3,492,878
  Accumulated net realized loss on investments                                           (1,369,076)
  Net unrealized gain on investments                                                    163,430,097
                                                                                       ------------
        Total net assets                                                               $735,207,664
                                                                                       ------------

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $464,791,739/19,140,389 shares)                                    $      24.28
                                                                                       ------------
  Class B (based on $230,268,084/9,540,148 shares)                                     $      24.14
                                                                                       ------------
  Class C (based on $37,618,108/1,562,250 shares)                                      $      24.08
                                                                                       ------------
  Class Y (based on $2,529,733/103,983 shares)                                         $      24.33
                                                                                       ------------
MAXIMUM OFFERING PRICE:
  Class A                                                                              $      25.76
                                                                                       ------------
  Class C                                                                              $      24.32
                                                                                       ------------

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED 10/31/01

INVESTMENT INCOME:
   Dividends                                                           $22,390,810
   Interest                                                                396,381
   Income on securities loaned, net                                            431
                                                                       -----------
           Total investment income                                                     $ 22,787,622
                                                                                       ------------
EXPENSES:
   Management fees                                                      $4,806,078
   Transfer agent fees
      Class A                                                              874,319
      Class B                                                              526,239
      Class C                                                              112,052
      Class Y                                                                  105
   Distribution fees
      Class A                                                            1,273,252
      Class B                                                            2,518,294
      Class C                                                              346,952
   Administrative fees                                                     226,774
   Custodian fees                                                           89,676
   Professional fees                                                        53,176
   Printing                                                                 76,552
   Fees and expenses of nonaffiliated trustees                              16,301
   Miscellaneous                                                             7,353
                                                                       -----------
      Total expenses                                                                   $ 10,927,123
      Less fees paid indirectly                                                            (169,764)
                                                                                       ------------
      Net expenses                                                                     $ 10,757,359
                                                                                       ------------
           Net investment income                                                       $ 12,030,263
                                                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                                    $ (4,201,341)
   Change in net unrealized gain on investments                                         (85,420,556)
                                                                                       ------------
      Net loss on investments                                                          $(89,621,897)
                                                                                       ------------
      Net decrease in net assets resulting from operations                             $(77,591,634)
                                                                                       ============


   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED 10/31/01 AND 10/31/00

                                                                                  YEAR ENDED             YEAR ENDED
                                                                                   10/31/01               10/31/00
FROM OPERATIONS:
Net investment income                                                          $  12,030,263         $   14,656,923
Net realized gain (loss) on investments                                           (4,201,341)            66,519,762
Change in net unrealized gain (loss) on investments                              (85,420,556)           (43,657,079)
                                                                               -------------         --------------
    Net increase (decrease) in net assets resulting from operations            $ (77,591,634)        $   37,519,606
                                                                               -------------         --------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net investment income:
    Class A ($0.45 and $0.52 per share, respectively)                          $  (8,525,871)        $  (10,555,233)
    Class B ($0.23 and $0.28 per share, respectively)                             (2,133,505)            (2,749,857)
    Class C ($0.21 and $0.27 per share, respectively)                               (261,955)              (340,012)
    Class Y ($0.52 and $0.62 per share, respectively)                                (55,125)               (60,202)
  Net realized gain:
    Class A ($2.29 and $1.76 per share, respectively)                            (41,510,546)           (38,674,197)
    Class B ($2.29 and $1.76 per share, respectively)                            (20,007,922)           (19,330,510)
    Class C ($2.29 and $1.76 per share, respectively)                             (2,474,533)            (2,471,114)
    Class Y ($2.29 and $1.76 per share, respectively)                               (206,284)              (206,266)
  Tax return of capital:
    Class A ($0.03 and $0.00 per share, respectively)                               (594,948)                    --
    Class B ($0.03 and $0.00 per share, respectively)                               (296,540)                    --
    Class C ($0.03 and $0.00 per share, respectively)                                (48,560)                    --
    Class Y ($0.03 ans $0.00 per share, respectively)                                 (3,232)                    --
                                                                               -------------         --------------
      Total distributions to sharehowners                                      $ (76,119,021)        $  (74,387,391)
                                                                               -------------         --------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                                             $ 163,190,456         $  152,285,109
  Reinvestment of distributions                                                   70,705,366             68,083,498
  Cost of shares repurchased                                                    (177,297,197)          (385,976,595)
                                                                               -------------         --------------
    Net increase (decrease) in net assets resulting from
      fund share transactions                                                  $  56,598,625         $ (165,607,988)
                                                                               -------------         --------------
    Net decrease in net assets                                                 $ (97,112,030)        $ (202,475,773)
NET ASSETS:
  Beginning of year                                                              832,319,694          1,034,795,467
                                                                               -------------         --------------
  End of year (including accumulated undistributed net investment income of $3,492,878 and $5,271,336,
    respectively)                                                              $ 735,207,664         $  832,319,694
                                                                               =============         ==============


                                             '01 SHARES           '01 AMOUNT      '00 SHARES            '00 AMOUNT
CLASS A
Shares sold                                   3,239,032        $  86,248,017       3,626,103         $   98,582,842
Reinvestment of distributions                 1,782,172           47,740,449       1,669,366             45,882,406
Less shares repurchased                      (4,138,571)        (110,521,159)     (9,114,542)          (243,890,094)
                                            -----------        -------------      ----------         --------------
    Net increase (decrease)                     882,633        $  23,467,307      (3,819,073)        $  (99,424,846)
                                            ===========        =============      ==========         ==============
CLASS B
Shares sold                                   2,080,055        $  54,997,757       1,553,273         $   41,887,882
Reinvestment of distributions                   759,679           20,285,782         713,993             19,543,375
Less shares repurchased                      (2,083,502)         (54,948,205)     (4,511,215)          (119,487,097)
                                            -----------        -------------      ----------         --------------
    Net increase (decrease)                     756,232        $  20,335,334      (2,243,949)        $  (58,055,840)
                                            ===========        =============      ==========         ==============
CLASS C
Shares sold                                     780,134        $  20,542,102         414,172         $   11,279,145
Reinvestment of distributions                    91,231            2,432,595          87,593              2,395,692
Less shares repurchased                        (402,249)         (10,550,726)       (797,781)           (21,091,723)
                                            -----------        -------------      ----------         --------------
    Net increase (decrease)                     469,116        $  12,423,971        (296,016)        $   (7,416,886)
                                            ===========        =============      ==========         ==============
CLASS Y
Shares sold                                      51,930        $   1,402,580          19,432         $      535,240
Reinvestment of distributions                     9,200              246,540           9,528                262,025
Less shares repurchased                         (47,349)          (1,277,107)        (56,014)            (1,507,681)
                                            -----------        -------------      ----------         --------------
    Net increase (decrease)                      13,781        $     372,013         (27,054)        $     (710,416)
                                            ===========        =============      ==========         ==============

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 10/31/01


                                                                 YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                  10/31/01     10/31/00     10/31/99     10/31/98     10/31/97
CLASS A
Net asset value, beginning of year                                 $  29.55     $  29.97     $  28.10     $  24.78     $  20.37
                                                                   --------     --------     --------     --------     --------
Net increase (decrease) from investment operations:
   Net investment income                                           $   0.47     $   0.58     $   0.48     $   0.49     $   0.50
   Net realized and unrealized gain (loss) on investments             (2.97)        1.28         2.62         4.04         5.36
                                                                   --------     --------     --------     --------     --------
        Net increase (decrease) from investment operations         $  (2.50)    $   1.86     $   3.10     $   4.53     $   5.86
Distributions to shareowners:
   Net investment income                                              (0.45)       (0.52)       (0.47)       (0.48)       (0.50)
   Net realized gain                                                  (2.29)       (1.76)       (0.76)       (0.73)       (0.95)
   Tax return of capital                                              (0.03)          --           --           --           --
                                                                   --------     --------     --------     --------     --------
Net increase (decrease) in net asset value                         $  (5.27)    $  (0.42)    $   1.87     $   3.32     $   4.41
                                                                   --------     --------     --------     --------     --------
Net asset value, end of year                                       $  24.28     $  29.55     $  29.97     $  28.10     $  24.78
                                                                   ========     ========     ========     ========     ========
Total return*                                                         (9.21)%       6.90%       11.26%       18.69%       30.40%
Ratio of net expenses to average net assets+                           1.08%        1.11%        1.09%        1.05%        1.11%
Ratio of net investment income to average net assets+                  1.77%        1.95%        1.62%        1.82%        2.22%
Portfolio turnover rate                                                  15%          14%          23%          12%          18%
Net assets, end of year (in thousands)                             $464,792     $539,602     $661,598     $584,389     $452,300
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                        1.06%        1.08%        1.07%        1.04%        1.10%
   Net investment income                                               1.79%        1.98%        1.64%        1.83%        2.23%

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.


                                                                 YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                  10/31/01     10/31/00     10/31/99     10/31/98     10/31/97
CLASS B
Net asset value, beginning of year                                 $  29.37     $  29.78     $  27.91     $  24.63     $  20.26
                                                                   --------     --------     --------     --------     --------
Net increase (decrease) from investment operations:
   Net investment income                                           $   0.25     $   0.35     $   0.25     $   0.29     $   0.33
   Net realized and unrealized gain (loss) on investments             (2.93)        1.28         2.61         4.01         5.32
                                                                   --------     --------     --------     --------     --------
        Net increase (decrease) from investment operations         $  (2.68)    $   1.63     $   2.86     $   4.30     $   5.65
Distributions to shareowners:
   Net investment income                                              (0.23)       (0.28)       (0.23)       (0.29)       (0.33)
   Net realized gain                                                  (2.29)       (1.76)       (0.76)       (0.73)       (0.95)
   Tax return of capital                                              (0.03)          --           --           --           --
                                                                   --------     --------     --------     --------     --------
Net increase (decrease) in net asset value                         $  (5.23)    $  (0.41)    $   1.87     $   3.28     $   4.37
                                                                   --------     --------     --------     --------     --------
Net asset value, end of year                                       $  24.14     $  29.37     $  29.78     $  27.91     $  24.63
                                                                   ========     ========     ========     ========     ========
Total return*                                                         (9.90)%       6.04%       10.43%       17.83%       29.35%
Ratio of net expenses to average net assets+                           1.87%        1.91%        1.87%        1.82%        1.88%
Ratio of net investment income to average net assets+                  0.98%        1.15%        0.84%        1.05%        1.45%
Portfolio turnover rate                                                  15%          14%          23%          12%          18%
Net assets, end of year (in thousands)                             $230,268     $257,999     $328,360     $281,469     $201,360
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                        1.85%        1.89%        1.85%        1.81%        1.87%
   Net investment income                                               1.00%        1.17%        0.86%        1.06%        1.46%

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.


                                                                 YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                  10/31/01     10/31/00     10/31/99     10/31/98     10/31/97
CLASS C
Net asset value, beginning of year                                  $ 29.32      $ 29.75      $ 27.88      $ 24.61      $ 20.25
                                                                    -------      -------      -------      -------      -------
Net increase (decrease) from investment operations:
   Net investment income                                            $  0.21      $  0.30      $  0.22      $  0.27      $  0.32
   Net realized and unrealized gain (loss) on investments             (2.92)        1.30         2.62         4.02         5.32
                                                                    -------      -------      -------      -------      -------
        Net increase (decrease) from investment operations          $ (2.71)     $  1.60      $  2.84      $  4.29      $  5.64
Distributions to shareowners:
   Net investment income                                              (0.21)       (0.27)       (0.21)       (0.29)       (0.33)
   Net realized gain                                                  (2.29)       (1.76)       (0.76)       (0.73)       (0.95)
   Tax return of capital                                              (0.03)          --           --           --           --
                                                                    -------      -------      -------      -------      -------
Net increase (decrease) in net asset value                          $ (5.24)     $ (0.43)     $  1.87      $  3.27      $  4.36
                                                                    -------      -------      -------      -------      -------
Net asset value, end of year                                        $ 24.08      $ 29.32      $ 29.75      $ 27.88      $ 24.61
                                                                    =======      =======      =======      =======      =======
Total return*                                                        (10.02)%       5.94%       10.35%       17.80%       29.32%
Ratio of net expenses to average net assets+                           1.98%        2.02%        1.97%        1.89%        1.93%
Ratio of net investment income to average net assets+                  0.84%        1.05%        0.74%        0.97%        1.35%
Portfolio turnover rate                                                  15%          14%          23%          12%          18%
Net assets, end of year (in thousands)                              $37,618      $32,050      $41,320      $25,941      $12,324
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                        1.96%        1.98%        1.94%        1.87%        1.91%
   Net investment income                                               0.86%        1.09%        0.77%        0.99%        1.37%

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                                                                         YEAR ENDED   YEAR ENDED   YEAR ENDED    7/2/98 TO
                                                                          10/31/01     10/31/00     10/31/99      10/31/98
CLASS Y
Net asset value, beginning of year                                           $29.59       $30.00       $28.13       $28.72
                                                                             ------       ------       ------       ------
Increase (decrease) from investment operations:
   Net investment income                                                     $ 0.56       $ 0.70       $ 0.59       $ 0.18
   Net realized and unrealized gain (loss) on investments                     (2.96)        1.27         2.62        (0.64)
                                                                             ------       ------       ------       ------
        Net increase (decrease) from investment operations                   $(2.42)      $ 1.97       $ 3.21       $(0.46)
Distributions to shareowners:
   Net investment income                                                      (0.52)       (0.62)       (0.58)       (0.13)
   Net realized gain                                                          (2.29)       (1.76)       (0.76)           -
   Tax return of capital                                                      (0.03)          --           --           --
                                                                             ------       ------       ------       ------
Net increase (decrease) in net asset value                                   $(5.26)      $(0.41)      $ 1.87       $(0.59)
                                                                             ------       ------       ------       ------
Net asset value, end of year                                                 $24.33       $29.59       $30.00       $28.13
                                                                             ======       ======       ======       ======
Total return*                                                                 (8.89)%       7.33%       11.67%       (1.59)%
Ratio of net expenses to average net assets+                                   0.66%        0.70%        0.70%        0.74%**
Ratio of net investment income to average net assets+                          2.17%        2.37%        2.01%        2.07%**
Portfolio turnover rate                                                          15%          14%          23%          12%
Net assets, end of year (in thousands)                                       $2,530       $2,669       $3,517       $2,888
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                                0.64%        0.68%        0.69%        0.74%**
   Net investment income                                                       2.19%        2.39%        2.02%        2.07%**

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 10/31/01

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Pioneer Equity Income Fund (the Fund), is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Shares of Class A, Class B, Class C and Class Y each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C, respectively. There is no distribution plan for Class Y shareowners.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION
   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain from investments is $11,515 of class action settlements received by the Fund during the year ended October 31, 2001.


B. FEDERAL INCOME TAXES
   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At October 31, 2001, the Fund reclassified $2,832,265 from accumulated undistributed net investment income to accumulated net realized loss on investments. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C. FUND SHARES

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of Unicredito Italiano S.p.A. (Unicredito Italiano), earned $134,643 in underwriting commissions on the sale of Fund shares during the year ended October 31, 2001.

D. CLASS ALLOCATIONS
   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

E. SECURITIES LENDING
   The Fund loans securities in its portfolio to certain brokers, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral is adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at period end are disclosed on the balance sheet. As of October 31, 2001, the Fund loaned securities having a fair value of approximately $12,709,818 and received collateral of $13,329,200 for the loan.

F. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT
Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of Unicredito Italiano. Management fees are calculated at the annual rate of 0.60% of the Fund's average daily net assets up to $10 billion and 0.575% of the excess over $10 billion.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 2001, $28,186 was payable to PIM related to management fees, administrative fees and certain others services.

3. TRANSFER AGENT
PIMSS, a majority owned indirect subsidiary of Unicredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $125,317 in transfer agent fees payable to PIMSS at October 31, 2001.

4. DISTRIBUTION PLANS

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $361,851 in distribution fees payable to PFD at October 31, 2001.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2001, CDSCs in the amount of $527,005 were paid to PFD.

5. EXPENSE OFFSETS

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 2001, the Fund's expenses were reduced by $169,764 under such arrangements.

6. LINE OF CREDIT FACILITY

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended October 31, 2001, the Fund had no borrowings under this agreement.

7. AFFILIATED COMPANIES
The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of October 31, 2001:


                                                         DIVIDEND
   AFFILIATE                       PURCHASES   SALES     INCOME       VALUE
--------------------------------------------------------------------------------
 The Gorman-Rupp Co.                $ -        $ -      $323,812     $11,637,011

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF
PIONEER EQUITY INCOME FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Equity Income Fund as of October 31, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity Income Fund as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 7, 2001

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

TRUSTEES
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Daniel T. Geraci
Margaret B.W. Graham
Marguerite A. Piret
Stephen K. West
John Winthrop

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

OFFICERS
John F. Cogan, Jr., President
Daniel T. Geraci, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS
UNITED STATES
Pioneer Growth Shares
Pioneer Mid Cap Growth Fund+
Pioneer Mid Cap Value Fund
Pioneer Small Company Fund
Pioneer Small Cap Value Fund++
Pioneer Tax Managed Fund

INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer International Equity Fund**
(formerly Pioneer World
Equity Fund)
Pioneer International Value Fund**
(formerly Pioneer International
Growth Fund)

SECTOR FUNDS
Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Global Telecoms Fund
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity Income Fund
Pioneer Value Fund
(formerly Pioneer II)

INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax Free Income Fund

MONEY MARKET FUND
Pioneer Cash Reserves Fund*

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.
** Name change effective July 30, 2001.
+  Name change effective September 21, 2001.
++ Name change effective September 6, 2001.

Note: Pioneer Indo-Asia Fund merged into Pioneer Emerging Markets Fund on September 28, 2001. Pioneer Limited Maturity Bond Fund merged into Pioneer Bond Fund on September 28, 2001.

PROGRAMS AND SERVICES FOR PIONEER SHAREHOLDERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FACTFONE(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


6-MONTH REINSTATEMENT PRIVILEGE (FOR CLASS A AND CLASS B SHARES)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.


INVESTOMATIC PLAN
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


PAYROLL INVESTMENT PROGRAM (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

AUTOMATIC EXCHANGE PROGRAM

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, then select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

DIRECT DIVIDENDS

Lets you invest cash DIVIDENDS from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

DIRECT DEPOSIT

Let you move money into your bank account using electronic funds transfer (EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

SYSTEMATIC WITHDRAWAL PLAN (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You can also authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

INDIVIDUAL RETIREMENT ACCOUNT (IRA)

An IRA is a tax-favored account that allows anyone under the age of 70 1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

ROTH IRA

The Roth IRA is a tax-favored account that lets anyone - regardless of age - with earned income (up to certain limits) contribute $2,000 annually. Contributions are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) PLAN

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.


SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) - IRA PLAN
Businesses with 100 or fewer eligible employees can establish the plan; it resembles the 401(k) plan, but has no administration costs. Employees can make pre-tax contributions of up to $6,500 per year. An employer contribution is required.


403(b) PLAN

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be especially good choice for firms with few or no employees.

PROFIT SHARING PLAN
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

AGE-WEIGHTED PROFIT SHARING PLAN
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

MONEY PURCHASE PENSION PLANS (MPP)
Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up a MPP with a fixed contribution of 10% of pay, and a profit sharing plan that permits an additional contribution of up to 15%. This allows for a flexible annual contribution between 10% and 25%.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

                            THIS PAGE FOR YOUR NOTES.

                            THIS PAGE FOR YOUR NOTES.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

RETIREMENT PLANS INFORMATION                                      1-800-622-0176
TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                      1-800-225-1997

WRITE TO US:

PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

OUR TOLL-FREE FAX                                                 1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                         www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.

[PIONEER INVESTMENTS(R) LOGO ]
PIONEER INVESTMENT MANAGEMENT, INC.
60 STATE STREET
BOSTON, MASSACHUSETTS 02109
www.pioneerfunds.com

11010-00-1201
PIONEER FUNDS DISTRIBUTOR, INC.

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